UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-09815

                               THE ARBITRAGE FUNDS
               (Exact name of Registrant as specified in charter)

                                   ----------

                                41 Madison Avenue
                                   28th Floor
                               New York, NY 10010
               (Address of principal executive offices) (Zip code)

                                 John S. Orrico
                            Water Island Capital, LLC
                                41 Madison Avenue
                                   28th Floor
                               New York, NY 10010
                     (Name and address of agent for service)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-584-2366

                      DATE OF FISCAL YEAR END: MAY 31, 2010

                     DATE OF REPORTING PERIOD: MAY 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

                           (THE ARBITRAGE FUND LOGO)

                                41 Madison Avenue
                                   28th Floor
                            New York, New York 10010
                                  800-295-4485
                               www.thearbfund.com

                                  ANNUAL REPORT
                                  MAY 31, 2010

                            (THE ARBITRAGE FUND LOGO)

                            WATER ISLAND CAPITAL, LLC
                                41 MADISON AVENUE
                                   28TH FLOOR
                            NEW YORK, NEW YORK 10010

                                   ----------

                                  800-295-4485
                               www.thearbfund.com

Dear Shareholder,

The Arbitrage Fund's (the "Fund") fiscal year ended on May 31, 2010 with a positive return for the period of 3.08% for Class R and 3.28% for Class I. During the most recent fiscal year, the Fund invested in over 200 merger transactions worldwide. Although the past twelve months witnessed another year-over-year drop in mergers and acquisitions ("M&A") activity, the Fund remained fully invested as our investment team continued to find attractive investment opportunities across all industry sectors. The majority of transactions in our deal universe represent target companies with market capitalizations of less than $1 billion, reinforcing our strategy of focusing across the entire market cap spectrum, on deals both large and small.

DEAL FLOW

During 2009, global M&A volume fell to the lowest levels since 2004, totaling $2.4 trillion (according to statistics provided by Dealogic). This represented a decline of 24% from 2008 M&A volumes, a decline due in large part to the unwillingness of credit market participants to provide funding for private equity transactions (down 60%) coupled with a cautious approach on the part of strategic buyers due to the uncertain economic outlook.

Globally, the financial industry led deal activity, followed by the resource sector (oil, gas, metals/mining), with healthcare and technology industries following closely behind. Given the tough economic environment, it is not surprising that a record number of companies around the globe have announced their intent to explore "strategic alternatives" towards maximizing shareholder value. The opportunity to seize synergies associated with consolidation is an attractive path for many enterprises struggling to achieve top- and bottom-line growth.

Emerging markets accounted for over $500 billion in announced deal value, or approximately 24% of total worldwide transactions. This share of deal volume represented a new high, and is indicative of the economic strength demonstrated by China, Brazil, and India relative to developed economies.

In the U.S., M&A activity represented about one-third of global activity, with the four largest deals announced involving U.S. corporations: Wyeth/Pfizer ($68 billion), Schering-Plough/Merck ($54 billion), XTO Energy/ExxonMobil ($41 billion), and

Burlington Northern Santa Fe/Berkshire Hathaway ($36 billion). Healthcare remained the most targeted industry, and accounted for almost a quarter of total U.S. deal flow.

FIRST HALF 2010

During the first six months of 2010, deal activity witnessed an uptick over 2009 levels, up about 7% over the first half of 2009, globally. Emerging market activity comprised over 30% of global volumes, again, another high. In the U.S., deal activity value was down slightly (-10%) over 2009's first half, but the number of transactions jumped almost 45%. The absence of large, mega-deals, such as those witnessed during 2009's first half (Wyeth/Pfizer, Schering Plough/Merck) skewed the data, and masked the better underlying tone to the market.

As 2010 began, our team's primary concern has been with the uncertainties associated with potential changes in the regulatory framework and policies advocated by governments both at home and abroad in response to the financial crisis and the need to stimulate economic activity. The populist elements in government have seized on the idea of `re-regulating" industry in order to punish those industries "responsible" for the financial crisis, while at the same time searching for new sources of revenue to help pay for stimulus programs. In the U.S., the passage of healthcare and financial reform has been high on the agenda in Washington, while the Europeans are searching for solutions to structural deficits by slashing spending and imposing new taxes. In Australia, a proposed "super tax" on the resource industry died with the collapse of the Rudd government following a fierce revolt by industry, but not before damaging the confidence of investors in the sector, as well as helping to scuttle a few deals.

The active intervention of government in the private sector has, in our opinion, created an uncertain environment for corporations, both public and private. Without certainty with regards to regulatory and tax policy, many companies will continue to sit on the sidelines when it comes to executing plans to expand their businesses, either organically or through acquisition. As such, although we are expecting a more muted global economic environment, the global engines of economic growth (China, India, Brazil) will continue to play a strong influence on global merger activity. Likewise, the need for consolidation within industries that are exhibiting stagnant top-line growth will continue, as the search for better profitability will come through cost synergies and the elimination of redundancies that are made possible through consolidation. Cross border transactions represented approximately half of the 60 new transactions in which the Fund invested during 2010's second quarter. All major industries were represented, with about half of the targeted companies having market capitalizations of less than $750 million. Similar to this year's first quarter, strategic deals continued to dominate the merger landscape, however, private equity buyers are finding the credit markets more receptive once again. We expect to see an uptick in LBO activity over the months ahead, but are quick to note that it will continue to represent a smaller share of deal activity relative to prior years.

THE PERFECT STORM

Markets witnessed a "return to fear" during 2010's second quarter. The events in the Gulf, the European debt crisis, weakening economic growth in China, Europe and the U.S., along with falling consumer confidence led to significant de-risking by investors across the globe. Within our investment universe, resource related deals were most affected due to the BP spill and its after-effects related to new rules governing offshore drilling and the potential for the imposition of tougher regulations on the industry. Overseas, the resource industry took a hit in Australia following the announcement by the government of a new "super profits" tax to be imposed on the sector. Share prices tumbled, and spreads widened on fears that deals would be canceled or re-cut to accommodate the economic impact of the new tax regime. Deal spreads in the sector exhibited significant widening, as arbitrageurs and fundamental (long-only) investors ran for the exits. Our team took advantage of the dislocation, investing in those deals where we thought the damage was overdone, or fears overblown.

Apache Corp's plan to acquire Mariner Energy experienced one of the more dramatic reactions in our portfolio in response to policy changes stemming from the Gulf spill. Although Mariner's exposure to the Gulf raised concerns with investors about whether the deal would survive the newly imposed drilling ban, the overall impact of the regulations on Mariner's business was found to be negligible. Our analysis led the Fund to double its exposure to this transaction. Likewise, other energy related deals such as Exxon Mobil's purchase of XTO Energy, and Schlumberger's purchase of Smith International suffered from the "BP contagion" and presented opportunities for the Fund to add to positions during some chaotic days in May.

Our willingness and ability to invest additional dollars into transactions involving companies whose share prices experience extreme volatility amid investor reaction to external events is predicated on two factors:

1. Our belief that the economic fundamentals of the parties to the transaction and the strategic rationale that lay behind the deal remain intact, and;

2. The Fund is positioned to commit new cash to the deal.

The first condition is directly related to our analysis of the transaction and our adherence to our risk guidelines associated with each transaction in the portfolio. The second condition is dictated by the Fund's cash levels and ability to liquidate positions quickly in order to seize more attractive investment opportunities when they occur. Since the beginning of last year, we've managed to keep more "dry powder" available for such opportunities, while keeping the overall duration of the portfolio shorter as well.

In another energy-related deal, gas producer SandRidge Energy's purchase of Arena Resources ran into shareholder resistance as the target's shareholders demanded a higher price. A similar situation involving one of our Aussie positions (Lihir Gold) was taking place at the same time. The buyer in that instance, Newcrest Mining, was forced to add more shares to its bid in order to succeed in gaining shareholder support. In the case of Arena, shareholders there gained an added $2.50 cash per share (approximately 7%) by holding out for a better deal.

ARBITRAGE OUTLOOK

Deal activity in health care, technology and industrials dominated the first half of 2010. In technology, SAP launched the largest cash deal for the period, with a $5.8 billion deal for Sybase. Among other new deals in the sector was a $717 going private transaction for SonicWall by Thoma Bravo, Virage Logics's sale to Synopsys for $315 million, Hewlett-Packard's purchase of Palm for close to $1 billion, Intersil's $430 million bid for Techwell, Inc, Avnet's $252 million purchase of Bell Microproducts, and Vision Solutions $242 million deal for Double-Take Software.

The healthcare sector witnessed numerous deals during 2010's first six months as well. Although no stand-out mega deals like last year's pharma giant tie-ups, the mergers this period were for the most part strategic, niche acquisitions by industry operators such as Covidien, with two deals (Ev3, Inc for $2.6 billion and Somanetics for $250 million), Charles River, Medtronic, Hospira, US Renal Care, Universal Health Services, Gentiva Health, Endo Pharmaceuticals, and CR Bard.

Overseas, the largest deal in which the Fund invested was Newcrest Mining's acquisition of rival gold producer Lihir Gold, in a stock and cash deal valued at over $8 billion. Approximately one fifth of the portfolio's new deals involved a non-U.S. target, with Canada and Australia generating half the non-U.S. deal flow.

We expect deal activity to remain steady across a broad array of industries, with the majority of transactions originating from strategic buyers looking to gain access to new markets, technologies, and/or customers through smaller, niche acquisitions. A large majority of the deals we've seen in the past year and likely in the months ahead are driven by the desire for improved profitability. Expense synergies, particularly those achieved through the elimination of redundant R&D, personnel, sales, and facilities expenses, will be a key ingredient driving the desire for consolidation.

Like most investors in today's market, our appetite for risk is diminished, particularly with the presence of so many uncertainties associated with both the global economic outlook and the regulatory environment. Our focus will continue to be on those transactions where our analysis demonstrates the risks against a successful close are low. Capital preservation remains a priority, and with return opportunities leaner than at any time during the past couple of years, there does not remain much room for error.

OUR TEAM

Since our last annual report to investors, the team at Water Island Capital has continued to grow, reflecting our desire to better penetrate global markets as we search for investment opportunities that meet our risk/reward hurdles. In addition to expanding the investment team, the firm continues to dedicate resources to our administrative, compliance and operational platforms, through investment in both people and technology.

We're proud of the record we've built and are gratified for the support of our shareholders. For that reason, the Fund will close to new investors as of July 19, 2010. We have long stated that should assets grow beyond a certain point, we would initiate a "soft close" and limit future inflows, while at the same time being careful not to disrupt the investment strategies of our financial partners and shareholders. Taking this step will ensure that we maintain our investment edge for years to come. Our desire to maintain a nimble asset base and continue our opportunistic approach to investing is a primary reason behind our decision to close the Fund to new investors.

Sincerely,


/s/ John S. Orrico

John S. Orrico, CFA
President

THE MATERIAL ABOVE REFLECTS THE MANAGER'S OPINION OF THE MARKET AS OF A CERTAIN DATE AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE. THE FUND USES INVESTMENT TECHNIQUES THAT ARE DIFFERENT FROM THE RISKS ORDINARILY ASSOCIATED WITH EQUITY INVESTMENTS. SUCH TECHNIQUES AND STRATEGIES INCLUDE MERGER ARBITRAGE RISKS, HIGH PORTFOLIO RISKS, OPTION RISKS, BORROWING RISKS, SHORT SALE RISKS, AND FOREIGN INVESTMENT RISKS, WHICH MAY INCREASE VOLATILITY AND MAY INCREASE COSTS AND LOWER PERFORMANCE.

THE ARBITRAGE FUND IS DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH THE ADVISER OR ANY AFFILIATE.

THIS REPORT IS INTENDED FOR THE FUND'S SHAREHOLDERS. IT MAY NOT BE DISTRIBUTED TO PROSPECTIVE INVESTORS UNLESS IT IS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE ARBITRAGE FUND(C) VERSUS THE S&P 500 INDEX

                              (PERFORMANCE GRAPH)

                        Arbitrage        S&P 500
      Date               Fund (a)       Index (f)
------------------   ---------------   -------------
     9/18/00             $10,000          $10,000
       11/00               9,820            9,125
        2/01              12,656            8,629
        5/01              11,733            8,769
        8/01              10,831            7,941
       11/02              10,740            8,009
        2/02              11,334            7,808
        5/02              11,593            7,554
        8/02              11,955            6,512
       11/02              11,924            6,687
        2/03              12,180            6,037
        5/03              12,799            6,945
        8/03              13,009            7,297
       11/03              13,753            7,696
        2/04              14,208            8,362
        5/04              13,652            8,218
        8/04              13,139            8,133
       11/04              13,608            8,685
        2/05              13,722            8,946
        5/05              13,506            8,895
        8/05              13,881            9,154
       11/05              13,767            9,418
        2/06              14,165            9,697
        5/06              14,472            9,663
        8/06              14,552            9,967
       11/06              14,620           10,758
        2/07              15,039           10,857
        5/07              15,288           11,865
        8/07              15,477           11,476
       11/07              15,761           11,589
        2/08              15,795           10,467
        5/08              16,200           11,071
        8/08              15,960           10,197
       11/08              15,162            7,174
        2/09              16,015            5,932
        5/09              16,466            7,465
        8/09              16,823            8,336
       11/09              17,088            8,996
        2/10              17,422            9,113
        5/10              16,974            9,032

                                 AVERAGE ANNUAL TOTAL RETURNS(b)
                                (FOR PERIODS ENDED MAY 31, 2010)
                               -----------------------------------
                               1 YEAR   5 YEARS   SINCE INCEPTION
                               ------   -------   ----------------
The Arbitrage Fund - Class R    3.08%    4.68%       5.61%(c)
The Arbitrage Fund - Class I    3.28%    4.88%       3.74%(d)
S&P 500 Index                  20.99%    0.31%      (1.04)%(e)

(a) The line graph above represents performance of Class R shares only, which will vary from the performance of Class I shares based on the difference in fees paid by shareholders in the different classes.

(b) The data quoted herein represents past performance; past performance does not guarantee future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect. If they had not been in effect, performance would have been lower.

(c) Represents the period from the commencement of operations of Class R shares (September 18, 2000) through May 31, 2010.

(d) Represents the period from the commencement of operations of Class I shares (October 17, 2003) through May 31, 2010.

(e)  Represents the period from September 18, 2000 through May 31, 2010.

(f)  The S&P 500 Index is an unmanaged index consisting of 500 stocks.

                               THE ARBITRAGE FUND
                       Statement of Assets and Liabilities
                                  May 31, 2010

ASSETS
   Investments:
      At acquisition cost                                                                         $ 1,251,606,847
                                                                                                  ===============
      At value (Note 1)                                                                           $ 1,216,644,252
   Deposits with brokers for securities sold short (Note 1)                                           229,398,906
   Deposits with swap counterparties                                                                    5,630,000
   Receivable for investment securities sold                                                          166,788,745
   Receivable for capital shares sold                                                                  17,232,826
   Unrealized appreciation on forward currency exchange contracts (Note 9)                             14,105,952
   Unrealized appreciation on spot currency exchange contracts                                              3,456
   Unrealized appreciation on equity swap contracts                                                       182,853
   Dividends and interest receivable                                                                    1,049,888
   Prepaid expenses                                                                                       127,231
   Reclaims receivable                                                                                      2,791
                                                                                                  ---------------
      Total Assets                                                                                  1,651,166,900
                                                                                                  ---------------
LIABILITIES
   Securities sold short, at value (Note 1) (proceeds $249,555,977)                                   230,161,547
   Written options, at value (Notes 1 and 9) (premiums received $10,086,217)                            8,548,936
   Bank overdraft denominated in foreign currency (proceeds $117,205)                                     118,126
   Payable for investment securities purchased                                                         60,520,321
   Unrealized depreciation on forward currency exchange contracts (Note 9)                              3,615,183
   Unrealized depreciation on spot currency exchange contracts                                             42,786
   Unrealized depreciation on equity swap contracts                                                     2,155,976
   Payable for capital shares redeemed                                                                  1,969,219
   Payable to Adviser (Note 4)                                                                          1,181,149
   Dividends payable on securities sold short (Note 1)                                                    460,194
   Payable to Distributor (Note 4)                                                                        234,954
   Interest rebate expense payable                                                                        119,040
   Payable to Administrator (Note 4)                                                                       95,724
   Payable to Trustees                                                                                     23,000
   Payable to Chief Compliance Officer (Note 4)                                                             8,030
   Other accrued expenses and liabilities                                                                 217,924
                                                                                                  ---------------
      Total Liabilities                                                                               309,472,109
                                                                                                  ---------------
NET ASSETS                                                                                        $ 1,341,694,791
                                                                                                  ===============
NET ASSETS CONSIST OF:
Paid-in capital                                                                                   $ 1,365,300,559
Distributions in excess of net investment income                                                       (8,858,942)
Accumulated net realized losses on investments, equity swap contracts, securties sold short,
   written option contracts and foreign currencies                                                     (9,148,908)
Net unrealized appreciation (depreciation) on:
   Investments                                                                                        (34,962,595)
   Equity swap contracts                                                                               (1,973,123)
   Securities sold short                                                                               19,394,430
   Written option contracts                                                                             1,537,281
   Translation of assets and liabilities denominated in foreign currencies                             10,406,089
                                                                                                  ---------------
NET ASSETS                                                                                        $ 1,341,694,791
                                                                                                  ===============
CLASS R SHARES
Net assets applicable to Class R shares                                                           $   759,234,791
                                                                                                  ===============
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)        60,749,495
                                                                                                  ===============
Net asset value and offering price per share(a)                                                   $         12.50
                                                                                                  ===============
CLASS I SHARES
Net assets applicable to Class I shares                                                           $   582,460,000
                                                                                                  ===============
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)        45,922,475
                                                                                                  ===============
Net asset value and offering price per share(a)                                                   $         12.68
                                                                                                  ===============

(a) Redemption price varies based on length of time held (Note 1). See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                             Statement of Operations
                         For the Year Ended May 31, 2010

INVESTMENT INCOME
   Dividends (net of withholding taxes of $140,247)                                               $    12,009,584
   Interest                                                                                                 4,694
                                                                                                  ---------------
      Total Income                                                                                     12,014,278
                                                                                                  ---------------
EXPENSES
   Investment advisory fees (Note 4)                                                                    8,013,985
   Distibution expense, Class R (Note 4)                                                                1,068,237
   Administration fees (Note 4)                                                                           651,535
   Trustees' fees                                                                                          63,047
   Chief Compliance Officer fees (Note 4)                                                                  36,375
   Dividend expense                                                                                     6,259,154
   Interest rebate expense                                                                              2,089,308
   Line of credit interest expense (Note 3)                                                                 8,581
   Transfer agent fees (Note 4)                                                                           368,938
   Custodian and bank service fees                                                                        222,030
   Registration and filing fees                                                                           196,583
   Professional fees                                                                                      113,592
   Printing of shareholder reports                                                                         82,343
   Insurance expense                                                                                       58,837
   Other expenses                                                                                          14,645
                                                                                                  ---------------
      Net Expenses                                                                                     19,247,190
                                                                                                  ---------------
NET INVESTMENT LOSS                                                                                    (7,232,912)
                                                                                                  ---------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gains (losses) from:
      Investments                                                                                     126,061,882
      Equity swap contracts                                                                            (4,822,466)
      Securities sold short                                                                          (126,246,664)
      Written option contracts                                                                         32,444,073
      Foreign currency transactions (Note 6)                                                           (8,880,407)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                     (67,002,862)
      Equity swap contracts                                                                            (1,854,186)
      Securities sold short                                                                            36,701,347
      Written option contracts                                                                            879,643
      Foreign currency transactions (Note 6)                                                           16,180,830
                                                                                                  ---------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES                                 3,461,190
                                                                                                  ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $    (3,771,722)
                                                                                                  ===============

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Statement of Changes in Net Assets

                                                                       YEAR            YEAR
                                                                       ENDED           ENDED
                                                                      MAY 31,         MAY 31,
                                                                       2010            2009
                                                                  --------------   ------------
FROM OPERATIONS
   Net investment loss                                            $   (7,232,912)  $ (2,621,313)
   Net realized gains (losses) from:
      Investments and equity swap contracts                          121,239,416    (19,718,251)
      Securities sold short                                         (126,246,664)     5,525,291
      Written option contracts                                        32,444,073     12,124,366
      Foreign currency transactions                                   (8,880,407)     4,515,636
   Net change in unrealized appreciation (depreciation) on:
      Investments and equity swap contracts                          (68,857,048)    26,706,277
      Securities sold short                                           36,701,347    (16,059,789)
      Written option contracts                                           879,643        300,102
      Foreign currency transactions                                   16,180,830     (5,217,366)
                                                                  --------------   ------------
Net increase (decrease) in net assets resulting from operations       (3,771,722)     5,554,953
                                                                  --------------   ------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
   Distributions from net investment income, Class R                  (1,470,697)            --
   Distributions from net investment income, Class I                  (1,608,234)            --
NET REALIZED GAINS
   Distributions from net realized gains, Class R                     (7,314,711)    (5,041,580)
   Distributions from net realized gains, Class I                     (5,778,702)    (3,356,818)
                                                                  --------------   ------------
Decrease in net assets from distributions to shareholders            (16,172,344)    (8,398,398)
                                                                  --------------   ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
CLASS R
   Proceeds from shares sold                                         720,406,659    180,375,541
   Shares issued in reinvestment of distributions                      8,525,305      4,854,981
   Proceeds from redemption fees collected (Note 1)                       26,491        283,341
   Payments for shares redeemed                                     (178,764,047)   (77,181,667)
                                                                  --------------   ------------
Net increase in net assets from
   Class R share transactions                                        550,194,408    108,332,196
                                                                  --------------   ------------
CLASS I
   Proceeds from shares sold                                         558,822,494     69,651,784
   Shares issued in reinvestment of distributions                      6,708,673      2,854,085
   Proceeds from redemption fees collected (Note 1)                       18,098          4,742
   Payments for shares redeemed                                      (82,222,744)   (43,805,570)
                                                                  --------------   ------------
Net increase in net assets from
   Class I share transactions                                        483,326,521     28,705,041
                                                                  --------------   ------------
TOTAL INCREASE IN NET ASSETS                                       1,013,576,863    134,193,792
NET ASSETS
   Beginning of year                                                 328,117,928    193,924,136
                                                                  --------------   ------------
   End of year                                                    $1,341,694,791   $328,117,928
                                                                  ==============   ============
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF
   NET INVESTMENT INCOME)                                         $   (8,858,942)  $  2,583,464
                                                                  ==============   ============

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                             Statement of Cash Flows
                         For the Year Ended May 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
   Net decrease in net assets resulting from operations                        $    (3,771,722)
   Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
      Purchases of long-term portfolio investments                              (4,599,394,092)
      Proceeds from sales of long-term portfolio investments, excluding
         boxed positions                                                         2,634,996,540
      Purchases of short-term investments                                          (78,623,023)
      Payments to cover securities sold short, excluding boxed positions          (892,172,409)
      Proceeds from securities sold short                                        2,123,356,871
      Realized losses from security transactions                                       184,782
      Realized gain on written option contracts                                    (32,444,073)
      Premiums received from written option contracts                              113,706,928
      Premiums paid to closed option contracts                                     (77,523,964)
      Change in unrealized depreciation from security transactions
         and written options                                                        29,421,872
      Change in unrealized (appreciation) depreciation on forward and spot
         currency exchange contracts                                               (16,196,373)
      Change in unrealized (appreciation) depreciation on equity swap
         contracts                                                                   1,854,186
      Decrease in foreign currency                                                     794,690
      Increase in deposits with swap counterparties                                 (5,108,787)
      Increase in deposits with brokers for securities sold short                  (90,287,490)
      Increase in receivable for investment securities sold                       (149,137,111)
      Increase in prepaid expenses                                                     (55,902)
      Decrease in reclaims receivable                                                    8,906
      Increase in dividends and interest receivable                                   (642,794)
      Increase in bank overdraft denominated in foreign currency                       118,126
      Increase in payable for investment securities purchased                       36,147,172
      Increase in payable to Adviser                                                   846,929
      Increase in payable to Distributor                                               182,311
      Increase in payable to Administrator                                              68,019
      Increase in payable to Trustees                                                    7,931
      Increase in dividends payable on securities sold short                           164,038
      Increase in interest rebate expense payable                                      119,040
      Increase in payable to Chief Compliance Officer                                    4,197
      Increase in other accrued expenses and liabilties                                 76,974
                                                                               ---------------
         Net cash used in operating activities                                  (1,003,298,228)
                                                                               ---------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from shares sold                                                     1,263,962,017
   Cash distributions paid*                                                           (938,366)
   Payments for shares redeemed                                                   (259,725,423)
                                                                               ---------------
      Net cash provided by financing activities                                  1,003,298,228
                                                                               ---------------
NET CHANGE IN CASH                                                                          --
CASH - BEGINNING OF YEAR                                                                    --
                                                                               ---------------
CASH - END OF YEAR                                                             $            --
                                                                               ===============

* Non-cash finance activities not included herein consist of reinvestment of dividends and distributions of $15,233,978.

See accompanying notes to financial statements.

                          THE ARBITRAGE FUND - CLASS R
                              Financial Highlights

 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     YEAR         YEAR         YEAR        YEAR       YEAR
                                                     ENDED        ENDED        ENDED       ENDED      ENDED
                                                    MAY 31,      MAY 31,      MAY 31,     MAY 31,    MAY 31,
                                                     2010         2009         2008         2007      2006
                                                   --------     --------     --------     -------    -------
Net asset value at beginning of year               $  12.43     $  12.79     $  12.91     $ 12.73    $ 11.88
                                                   --------     --------     --------     -------    -------
Income (loss) from investment operations:
   Net investment income (loss)                       (0.14)(c)    (0.16)(c)    (0.03)(c)    0.03(c)   (0.10)
   Net realized and unrealized gains on
      investments and foreign currencies               0.52(c)      0.30(c)      0.78(c)     0.67(c)    0.95
                                                   --------     --------     --------     -------    -------
Total from investment operations                       0.38         0.14         0.75        0.70       0.85
                                                   --------     --------     --------     -------    -------
Less distributions:
   From net investment income                         (0.05)          --           --          --         --
   From net realized gains                            (0.26)       (0.52)       (0.87)      (0.52)        --
                                                   --------     --------     --------     -------    -------
Total distributions                                   (0.31)       (0.52)       (0.87)      (0.52)        --
                                                   --------     --------     --------     -------    -------
Proceeds from redemption fees collected                0.00(a)      0.02         0.00(a)     0.00(a)    0.00(a)
                                                   --------     --------     --------     -------    -------
Net asset value at end of year                     $  12.50     $  12.43     $  12.79     $ 12.91    $ 12.73
                                                   ========     ========     ========     =======    =======
Total return(b)                                        3.08%        1.64%        5.97%       5.64%      7.15%
                                                   ========     ========     ========     =======    =======
Net assets at end of year (000's)                  $759,235     $219,338     $112,092     $75,207    $87,643
                                                   ========     ========     ========     =======    =======
Ratio of expenses to average net assets                2.80%        3.28%        2.44%       2.38%      2.41%
Ratio of expenses to average net assets
   excluding interest and dividend expense(d)(e)       1.63%        1.95%        1.96%       2.12%      2.12%
Ratio of expenses to average net assets
   excluding interest and dividend expense and
   after advisory fees waived and expenses
   reimbursed(d)(e)                                    1.63%        1.95%        1.90%       1.95%      1.95%
Ratio of expenses to average net assets
   excluding tax, interest and dividend expense
   and after advisory fees waived and expenses
   reimbursed(d)(e)                                    1.63%        1.88%        1.90%       1.95%      1.95%
Ratio of net investment income (loss) to
   average net assets:
   Before advisory fees waived and expenses
      reimbursed                                      (1.12%)      (1.34%)      (0.31%)      0.06%     (0.44%)
   After advisory fees waived and expenses
      reimbursed                                      (1.12%)      (1.34%)      (0.25%)      0.23%     (0.28%)
Portfolio turnover rate                                 371%         709%         712%        383%       394%

(a)  Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Per share amounts were calculated using average shares for the year or period.

(d) Dividend expense totaled 0.88%, 0.74%, 0.48%, 0.26%, and 0.29% of average net assets for the years ended May 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(e) Interest rebate expense and line of credit interest expense totaled 0.29% and 0.58% of average net assets for the years ended May 31, 2010 and 2009, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

                          THE ARBITRAGE FUND - CLASS I
                              Financial Highlights

 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     YEAR         YEAR         YEAR          YEAR       YEAR
                                                     ENDED        ENDED       ENDED         ENDED      ENDED
                                                    MAY 31,      MAY 31,     MAY 31,       MAY 31,    MAY 31,
                                                     2010         2009         2008          2007       2006
                                                   --------     --------     -------       -------    -------
Net asset value at beginning of year               $  12.60     $  12.95     $ 13.03       $ 12.81    $ 11.93
                                                   --------     --------     -------       -------    -------
Income (loss) from investment operations:
   Net investment income (loss)                       (0.11)(c)    (0.11)(c)    0.01(c)(f)    0.06(c)   (0.10)
   Net realized and unrealized gains on
      investments and foreign currencies               0.52(c)      0.28(c)     0.78(c)       0.68(c)    0.98
                                                   --------     --------     -------       -------    -------
Total from investment operations                       0.41         0.17        0.79          0.74       0.88
                                                   --------     --------     -------       -------    -------
Less distributions:
   From net investment income                         (0.07)          --          --            --         --
   From net realized gains                            (0.26)       (0.52)      (0.87)        (0.52)        --
                                                   --------     --------     -------       -------    -------
Total distributions                                   (0.33)       (0.52)      (0.87)        (0.52)        --
                                                   --------     --------     -------       -------    -------
Proceeds from redemption fees collected                0.00(a)      0.00(a)     0.00(a)       0.00(a)    0.00(a)
                                                   --------     --------     -------       -------    -------
Net asset value at end of year                     $  12.68     $  12.60     $ 12.95       $ 13.03    $ 12.81
                                                   ========     ========     =======       =======    =======
Total return(b)                                        3.28%        1.69%       6.23%         5.92%      7.38%
                                                   ========     ========     =======       =======    =======
Net assets at end of year (000's)                  $582,460     $108,780     $81,832       $91,935    $88,011
                                                   ========     ========     =======       =======    =======
Ratio of expenses to average net assets                2.55%        3.03%       2.20%         2.13%      2.16%
Ratio of expenses to average net assets
   excluding interest and dividend expense(d)(e)       1.38%        1.70%       1.72%         1.87%      1.87%
Ratio of expenses to average net assets
   excluding interest and dividend expense and
   after advisory fees waived and expenses
   reimbursed(d)(e)                                    1.38%        1.70%       1.65%         1.70%      1.70%
Ratio of expenses to average net assets
   excluding tax, interest and dividend expense
   and after advisory fees waived and
   expenses reimbursed(d)(e)                           1.38%        1.63%       1.65%         1.70%      1.70%
Ratio of net investment income (loss)
   to average net assets:
   Before advisory fees waived and expenses
      reimbursed                                      (0.85%)      (0.87%)      0.04%         0.28%     (0.29%)
   After advisory fees waived and expenses
      reimbursed                                      (0.85%)      (0.87%)      0.11%         0.46%     (0.12%)
Portfolio turnover rate                                 371%         709%        712%          383%       394%

(a)  Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Per share amounts were calculated using average shares for the year or period.

(d) Dividend expense totaled 0.88%, 0.74%, 0.48%, 0.26%, and 0.29% of average net assets for the years ended May 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(e) Interest rebate expense and line of credit interest expense totaled 0.29% and 0.58% of average net assets for the years ended May 31, 2010 and 2009, respectively.

(f) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                              Portfolio Information
                                  May 31, 2010

SECTOR WEIGHTING (as a percentage of total investments)

The following chart shows the sector weightings of the Fund's investments in common stock, time deposit, purchased options and exchange traded fund as of the report date.

                                  (PIE CHART)

Energy -                       24.16%
Health Care -                  16.17%
Industrials -                  13.08%
Consumer Discretionary -        8.75%
Time Deposit -                  8.68%
Materials -                     8.34%
Information Technology -        7.52%
Financials -                    5.11%
Utilities -                     2.82%
Consumer Staples -              2.51%
Telecommunication Services -    2.26%
Purchased Options -             0.38%
Exchange Traded Fund -          0.22%

                               THE ARBITRAGE FUND
                            Portfolio of Investments
                                  May 31, 2010

    SHARES      COMMON STOCK -- 82.26%                                               VALUE
    ------      -------------------------------------------------------------   ---------------
                AEROSPACE & DEFENSE -- 3.16%
      647,738   Allied Defense Group, Inc.(a) ...............................   $     2,085,716
    1,130,245   DynCorp International, Inc., Cl A(a)(b) .....................        19,338,492
      566,697   Stanley, Inc.(a) ............................................        20,933,787
                                                                                ---------------
                                                                                     42,357,995
                                                                                ---------------
                BEVERAGES -- 1.34%
      648,619   Coca-Cola Enterprises, Inc.(b)(c) ...........................        16,928,956
      968,230   Jones Soda Co.(a) ...........................................         1,006,959
                                                                                ---------------
                                                                                     17,935,915
                                                                                ---------------
                BIOTECHNOLOGY -- 5.24%
      133,373   BioSphere Medical, Inc.(a) ..................................           573,504
      182,264   Celldex Therapeutics, Inc.(a)(c) ............................         1,222,991
      198,117   Millipore Corp.(a)(b)(c) ....................................        21,042,007
      291,533   OSI Pharmaceuticals, Inc.(a)(c) .............................        16,728,164
    1,720,970   WuXi PharmaTech Cayman, Inc. ADR(a)(b)(c) ...................        30,788,153
                                                                                ---------------
                                                                                     70,354,819
                                                                                ---------------
                BROADCASTING, NEWSPAPERS, & ADVERTISING -- 2.90%
        6,785   4Kids Entertainment, Inc.(a) ................................             4,957
    2,682,919   RCN Corp.(a)(b)(c) ..........................................        38,969,399
                                                                                ---------------
                                                                                     38,974,356
                                                                                ---------------
                CHEMICALS -- 1.72%
        2,964   A. Schulman, Inc ............................................            65,875
      174,849   Airgas, Inc.(b)(c) ..........................................        10,922,817
      127,328   CF Industries Holdings, Inc.(c) .............................         8,733,427
      650,072   Nufarm Ltd ..................................................         3,350,489
                                                                                ---------------
                                                                                     23,072,608
                                                                                ---------------
                COAL -- 3.98%
       83,652   Consol Energy, Inc.(c) ......................................         3,051,625
    2,358,509   Gloucester Coal Ltd .........................................        23,991,750
    2,607,676   MacArthur Coal Ltd ..........................................        26,283,224
      199,828   South Australian Coal Ltd.(a)(d) ............................            16,939
                                                                                ---------------
                                                                                     53,343,538
                                                                                ---------------
                COMMERCIAL SERVICES & SUPPLIES -- 5.08%
    1,522,815   Bowne & Co., Inc.(b) ........................................        16,857,562
      670,662   Cornell Cos., Inc.(a) .......................................        18,134,700
      598,212   North American Galvanizing & Coating, Inc.(a) ...............         4,480,608
      221,918   Protection One, Inc.(a) .....................................         3,526,277
       63,965   Sperian Protection ..........................................         9,027,653
    1,440,381   Waste Services, Inc.(a)(b) ..................................        16,175,479
                                                                                ---------------
                                                                                     68,202,279
                                                                                ---------------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2010

    SHARES      COMMON STOCK -- 82.26% (Continued)                                   VALUE
    ------      -------------------------------------------------------------   ---------------
                CONSTRUCTION & ENGINEERING -- 0.57%
      161,032   KHD Humboldt Wedag International AG .........................   $       824,094
      425,214   Seacliff Construction Corp ..................................         6,877,986
                                                                                ---------------
                                                                                      7,702,080
                                                                                ---------------
                CONTAINERS & PACKAGING -- 1.06%
      713,164   BWAY Holding Co.(a) .........................................        14,234,753
                                                                                ---------------
                ELECTRICAL SERVICES -- 1.94%
      419,011   Allegheny Energy, Inc.(b)(c) ................................         8,572,965
    1,402,822   Mirant Corp.(a)(b)(c) .......................................        17,423,049
                                                                                ---------------
                                                                                     25,996,014
                                                                                ---------------
                ELECTRONIC MEASURING INSTRUMENTS -- 0.17%
      276,949   Zygo Corp.(a) ...............................................         2,221,131
                                                                                ---------------
                FINANCIAL SERVICES -- 5.88%
       37,415   Fidelity National Information Services, Inc.(c) .............         1,029,661
    1,288,629   Interactive Data Corp.(b) ...................................        41,944,874
    1,351,030   Riskmetrics Group, Inc.(a) ..................................        29,222,779
      966,666   Thomas Weisel Partners Group, Inc.(a) .......................         6,631,328
                                                                                ---------------
                                                                                     78,828,642
                                                                                ---------------
                HEALTH CARE TECHNOLOGY -- 1.83%
    1,461,806   Phase Forward, Inc.(a)(b) ...................................        24,602,195
                                                                                ---------------
                INDUSTRIAL CONGLOMERATES -- 0.87%
      324,318   Tyco International Ltd.(c) ..................................        11,737,068
                                                                                ---------------
                INSURANCE -- 1.80%
      347,474   AMP Ltd .....................................................         1,646,559
    4,558,615   AXA Asia Pacific Holdings Ltd ...............................        22,490,497
                                                                                ---------------
                                                                                     24,137,056
                                                                                ---------------
                LEISURE EQUIPMENT & PRODUCTS -- 0.23%
      225,655   Sport Supply Group, Inc .....................................         3,030,547
                                                                                ---------------
                MACHINERY -- 0.45%
      524,655   Portec Rail Products, Inc ...................................         6,007,300
                                                                                ---------------
                MEDICAL PRODUCTS & SERVICES -- 7.59%
      225,028   Alcon, Inc.(b)(c) ...........................................        31,611,933
      658,431   ATS Medical, Inc.(a) ........................................         2,607,387
      160,048   Dialysis Corp. of America(a) ................................         1,795,739
    1,237,269   HealthTronics, Inc.(a) ......................................         5,963,637
      847,624   inVentiv Health, Inc.(a)(b)(c) ..............................        21,173,648
      193,417   National Dentex Corp.(a) ....................................         3,268,747
      236,527   Odyssey HealthCare, Inc.(a) .................................         6,282,157

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2010

    SHARES      COMMON STOCK -- 82.26% (Continued)                                   VALUE
    ------      -------------------------------------------------------------   ---------------
                MEDICAL PRODUCTS & SERVICES (Continued)
      344,632   Psychiatric Solutions, Inc.(a)(c) ...........................   $    11,159,184
    1,138,184   SenoRx, Inc.(a)(b) ..........................................        12,360,678
      331,466   Virtual Radiologic Corp.(a) .................................         5,595,146
                                                                                ---------------
                                                                                    101,818,256
                                                                                ---------------
                METALS & MINING -- 2.99%
    1,252,993   Brazauro Resources Corp.(a) .................................         1,513,219
    1,208,355   Camino Minerals Corp.(a) ....................................           315,992
      227,443   Comaplex Minerals Corp.(a) ..................................         2,257,993
    1,562,242   Corriente Resources, Inc., Cl A(a) ..........................        12,746,326
    5,775,491   Lihir Gold Ltd ..............................................        19,485,660
      159,963   Quadra FNX Mining Ltd.(a) ...................................         2,236,081
      156,973   Terra Nova Royalty Corp.(a) .................................         1,565,021
                                                                                ---------------
                                                                                     40,120,292
                                                                                ---------------
                MISCELLANEOUS BUSINESS SERVICES -- 0.19%
       55,700   Manpower, Inc.(c) ...........................................         2,546,047
                                                                                ---------------
                OIL-FIELD SERVICES -- 5.27%
      271,658   Baker Hughes, Inc.(c) .......................................        10,361,036
    2,418,177   Boots & Coots, Inc.(a) ......................................         7,133,622
    1,416,829   Smith International, Inc.(b) ................................        53,216,097
                                                                                ---------------
                                                                                     70,710,755
                                                                                ---------------
                PETROLEUM EXPLORATION & PRODUCTION -- 12.22%
      677,008   Arena Resources, Inc.(a)(b)(c) ..............................        22,260,023
    7,665,568   Arrow Energy Ltd.(a) ........................................        31,775,789
      434,040   CNX Gas Corp.(a)(d) .........................................        16,602,030
    2,386,490   Mariner Energy, Inc.(a)(b) ..................................        51,023,156
       31,676   SandRidge Energy, Inc.(a)(c) ................................           203,994
      986,222   XTO Energy, Inc.(b) .........................................        42,151,128
                                                                                ---------------
                                                                                    164,016,120
                                                                                ---------------
                PIPELINES -- 2.22%
    1,067,251   Williams Pipeline Partners LP(b) ............................        29,840,338
                                                                                ---------------
                PUBLIC THOROUGHFARES -- 0.16%
      596,153   Transurban Group ............................................         2,167,994
                                                                                ---------------
                REAL ESTATE -- 0.09%
      750,000   Wheelock Properties Ltd .....................................         1,221,431
                                                                                ---------------
                REAL ESTATE INVESTMENT TRUST -- 0.07%
    1,297,057   Westpac Office Trust ........................................           912,600
                                                                                ---------------
                RETAIL -- 0.94%
      342,863   Casey's General Stores, Inc.(c) .............................        12,641,359
                                                                                ---------------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2010

    SHARES      COMMON STOCK -- 82.26% (Continued)                                   VALUE
    ------      -------------------------------------------------------------   ---------------
                RETAIL-RESTAURANTS -- 1.41%
      169,554   California Pizza Kitchen, Inc.(a)(c) ........................   $     3,090,970
    1,281,206   CKE Restaurants, Inc.(c) ....................................        15,835,706
                                                                                ---------------
                                                                                     18,926,676
                                                                                ---------------
                SOFTWARE -- 6.17%
    1,381,144   Cybersource Corp.(a)(b) .....................................        35,481,589
      667,037   Double-Take Software, Inc.(a) ...............................         6,930,515
      804,867   SoftBrands, Inc.(a)(e) ......................................                --
      625,385   Sybase, Inc.(a)(b)(c) .......................................        40,231,017
       24,995   Symyx Technologies, Inc.(a) .................................           159,968
                                                                                ---------------
                                                                                     82,803,089
                                                                                ---------------
                TELEPHONES & TELECOMMUNICATIONS -- 2.46%
    1,407,248   Iowa Telecommunications Services, Inc.(b) ...................        23,444,752
      845,997   Palm, Inc.(a) ...............................................         4,822,183
      875,004   Sunrise Telecom, Inc.(a) ....................................           584,880
      156,410   Tandberg ASA(a)(d) ..........................................         4,111,407
                                                                                ---------------
                                                                                     32,963,222
                                                                                ---------------
                TRANSPORTATION SERVICES -- 1.64%
      456,902   Dollar Thrifty Automotive Group, Inc.(a)(b)(c) ..............        21,337,323
       54,800   Hertz Global Holdings, Inc.(a)(c) ...........................           622,528
                                                                                ---------------
                                                                                     21,959,851
                                                                                ---------------
                WATER UTILITIES -- 0.62%
      804,389   Southwest Water Co ..........................................         8,285,207
                                                                                ---------------
                TOTAL COMMON STOCK (Cost $1,137,248,608) ....................   $ 1,103,671,533
                                                                                ---------------

    SHARES      EXCHANGE TRADED FUND -- 0.20%                                        VALUE
    ------      -------------------------------------------------------------   ---------------
       27,704   Oil Services Holders Trust(c) (Cost $3,077,211) .............   $     2,720,810
                                                                                ---------------

    SHARES      WARRANTS(a) -- 0.01%                                                 VALUE
    ------      -------------------------------------------------------------   ---------------
      308,857   Buru Energy Ltd., Expires 10/10 .............................   $         3,142
      112,618   CombiMatrix Corp., Expires 05/14(d) .........................            55,183
                                                                                ---------------
                   TOTAL WARRANTS (Cost $99,095) ............................   $        58,325
                                                                                ---------------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2010

  CONTRACTS     CALL OPTION CONTRACTS(a) -- 0.05%                                    VALUE
  ---------     -------------------------------------------------------------   ---------------
                Celldex Therapeutics, Inc.,
        1,623      08/10 at $7.5 ............................................   $       202,875
                CF Industries Holdings, Inc.,
          721      06/10 at $65 .............................................           380,328
                Coca-Cola Enterprises, Inc.,
          353      08/10 at $25 .............................................            81,190
                Oil Services Holders Trust,
          200      06/10 at $104.1 ..........................................            38,500
                                                                                ---------------
                   TOTAL CALL OPTION CONTRACTS (Cost $757,677) ..............   $       702,893
                                                                                ---------------

  CONTRACTS     PUT OPTION CONTRACTS(a) -- 0.29%                                     VALUE
  ---------     -------------------------------------------------------------   ---------------
                Airgas, Inc.,
        1,068      07/10 at $55 .............................................   $       114,810
           22      07/10 at $60 .............................................             3,905
                Apache Corp.,
          449      06/10 at $90 .............................................           161,640
          250      06/10 at $80 .............................................            21,250
        1,148      06/10 at $85 .............................................           203,770
                Arena Resources, Inc.,
        1,996      06/10 at $30 .............................................            89,820
                Baker Hughes, Inc.,
          500      06/10 at $40 .............................................           148,750
          748      06/10 at $41 .............................................           269,280
                California Pizza Kitchen, Inc.,
          249      07/10 at $17.5 ...........................................            28,012
                Casey's General Stores, Inc.,
          998      08/10 at $35 .............................................           159,680
                Celldex Therapeutics,
          548      07/10 at $5 ..............................................            20,550
                CF Industries Holdings, Inc.,
          100      06/10 at $65 .............................................            17,350
                Coca-Cola Enterprises, Inc.,
        1,866      08/10 at $25 .............................................           233,250
                Exxon Mobil Corp.,
          848      06/10 at $60 .............................................           104,304
          848      06/10 at $57.5 ...........................................            46,216
                Manpower, Inc.,
          400      07/10 at $45 .............................................           109,000
                Millipore Corp.,
          249      07/10 at $90 .............................................             7,470

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2010

  CONTRACTS     PUT OPTION CONTRACTS(a) -- 0.29% (Continued)                         VALUE
-------------   -------------------------------------------------------------   ---------------
                Oil Services Holders Trust,
        1,996      06/10 at $99.1 ...........................................   $       948,100
           50      06/10 at $114.1 ..........................................            79,750
                Schlumberger Ltd.,
        1,896      06/10 at $57.5 ...........................................           635,160
          449      06/10 at $60 .............................................           221,132
                SPDR S&P 500 ETF Trust,
          698      06/10 at $105 ............................................           123,197
          200      06/10 at $109 ............................................            60,800
          157      06/10 at $110 ............................................            54,872
                Tyco International Ltd.,
          150      07/10 at $33 .............................................             9,000
                                                                                ---------------
                   TOTAL PUT OPTION CONTRACTS (Cost $4,804,633) .............   $     3,871,068
                                                                                ---------------

     FACE
    AMOUNT      TIME DEPOSIT(f) -- 7.87%                                             VALUE
-------------   -------------------------------------------------------------   ---------------
$ 105,619,623   State Street Bank, 0.010% (Cost $105,619,623) ...............   $   105,619,623
                                                                                ---------------
                   TOTAL INVESTMENTS AT VALUE -- 90.68%
                      (Cost $1,251,606,847) .................................   $ 1,216,644,252
                                                                                ===============

As of May 31, 2010, the Fund had equity swap contracts outstanding as follows:

                                                                                   UNREALIZED
                                                                                  APPRECIATION
    SHARES                                                                       (DEPRECIATION)
-------------                                                                   ---------------
       50,000   Airgas, Inc., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $3,148,520, Market Value $3,123,500)
                   Terminating 05/11/11 .....................................   $       (25,020)
      224,700   Alcon, Inc., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $31,990,068, Market Value $31,565,856)
                   Terminating 05/11/11-06/02/11 ............................          (424,212)
      150,000   Arena Resources, Inc., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $4,910,015, Market Value $4,932,000)
                   Terminating 06/02/11 .....................................            21,985
    1,445,677   Arriva Plc, Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $16,066,074, Market Value $15,959,030)
                   Terminating 04/29/11 .....................................          (107,044)

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2010

                                                                                   UNREALIZED
                                                                                  APPRECIATION
    SHARES                                                                       (DEPRECIATION)
-------------                                                                   ---------------
    1,000,000   Arrow Energy Ltd., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $4,127,855, Market Value $4,145,262)
                   Terminating 06/06/11-06/07/11 ............................   $        17,407
    1,000,000   AXA Asia Pacific Holdings Ltd., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $4,911,572, Market Value $4,933,625)
                   Terminating 06/06/11-06/07/11 ............................            22,053
      200,000   Baker Hughes, Inc., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $7,699,140, Market Value $7,628,000)
                   Terminating 06/03/11 .....................................           (71,140)
       75,000   CF Industries Holdings, Inc., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $5,195,848, Market Value $5,144,250)
                   Terminating 06/02/11 .....................................           (51,598)
      100,000   Chloride Group Plc, Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $405,851, Market Value $402,961)
                   Terminating 06/02/11 .....................................            (2,890)
      504,632   Climate Exchange Plc, Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $5,593,093, Market Value $5,417,481)
                   Terminating 05/10/11 .....................................          (175,612)
      125,000   Consol Energy, Inc., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $4,605,203, Market Value $4,560,000)
                   Terminating 06/02/11 .....................................           (45,203)
      400,000   Mariner Energy, Inc., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $8,889,070, Market Value $8,552,000)
                   Terminating 05/06/11-06/02/11 ............................          (337,070)
      300,000   Mirant Corp., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $3,709,330, Market Value $3,726,000)
                   Terminating 06/02/11 .....................................            16,670
      550,000   Nufarm Ltd., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $2,803,988, Market Value $2,834,715)
                   Terminating 06/06/11-06/07/11 ............................            30,727
      250,000   RCN Corp., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $3,608,450, Market Value $3,631,250)
                   Terminating 06/02/11 .....................................            22,800

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2010

                                                                                   UNREALIZED
                                                                                  APPRECIATION
    SHARES                                                                       (DEPRECIATION)
-------------                                                                   ---------------
      100,000   Smith International, Inc., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $4,531,760, Market Value $3,756,000)
                   Terminating 05/06/11 .....................................   $      (775,760)
      143,000   Terra Nova Royalty Corp., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $1,405,734, Market Value $1,425,710)
                   Terminating 06/01/11 .....................................            19,976
    1,000,000   Transurban Group, Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $3,676,043, Market Value $3,636,641)
                   Terminating 06/06/11-06/07/11 ............................           (39,402)
      150,000   WuXi PharmaTech Cayman, Inc. ADR, Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $2,652,265, Market Value $2,683,500)
                   Terminating 06/02/11 .....................................            31,235
      225,000   XTO Energy, Inc., Equity Swap
                   (Counterparty: Goldman Sachs International)
                   (Cost $9,717,525, Market Value $9,616,500)
                   Terminating 06/02/11 .....................................          (101,025)
                                                                                ---------------
                   (Total Cost $129,647,404,
                      Total Market Value $127,674,281) ......................   $    (1,973,123)
                                                                                ===============

Percentages are based on net assets of $1,341,694,791.

(a)  Non-income producing security.

(b) All or a portion of the shares have been committed as collateral for open short positions.

(c)  Underlying security for a written/purchased call/put option.

(d) Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2010, the total market value of these securities was $20,785,559, representing 1.5% of net assets.

(e) Security considered illiquid. On May 31, 2010, the total market value of this security was $0 and represented 0% of net assets.

(f)  Rate shown is the simple yield as of May 31, 2010.

ADR -- American Depositary Receipt
Cl -- Class
ETF -- Exchange Traded Fund
LP -- Limited Partnership
Ltd. -- Limited
Plc -- Public Limited Company
SPDR -- Standard & Poor's Depositary Receipt
S&P -- Standard & Poor's

Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Schedule of Securities Sold Short
                                  May 31, 2010

    SHARES      COMMON STOCK -- 15.55%                                               VALUE
-------------   -------------------------------------------------------------   ---------------
                BIOTECHNOLOGY -- 0.36%
      142,047   Charles River Laboratories
                   International, Inc.(a)(b) ................................   $     4,764,256
                                                                                ---------------
                COAL -- 0.09%
       34,700   Consol Energy, Inc.(a)(b) ...................................         1,265,856
                                                                                ---------------
                COMMERCIAL SERVICES & SUPPLIES -- 2.00%
      470,540   Geo Group, Inc.(a)(b) .......................................         9,928,394
      840,351   IESI-BFC Ltd.(a) ............................................        16,945,489
                                                                                ---------------
                                                                                     26,873,883
                                                                                ---------------
                ELECTRICAL SERVICES -- 0.49%
      122,119   FirstEnergy Corp.(a)(b) .....................................         4,299,810
      509,665   RRI Energy, Inc.(a)(b) ......................................         2,252,719
                                                                                ---------------
                                                                                      6,552,529
                                                                                ---------------
                FINANCIAL SERVICES -- 0.66%
      192,391   MSCI, Inc., Cl A(a)(b) ......................................         5,704,393
       61,547   Stifel Financial Corp.(a)(b) ................................         3,118,587
                                                                                ---------------
                                                                                      8,822,980
                                                                                ---------------
                MEDICAL PRODUCTS & SERVICES -- 1.13%
      335,745   Novartis AG(a) ..............................................        15,111,883
                                                                                ---------------
                METALS & MINING -- 1.63%
       36,218   Agnico-Eagle Mines Ltd.(a) ..................................         2,135,333
       84,575   Eldorado Gold Corp.(a) ......................................         1,453,281
      588,947   Newcrest Mining Ltd.(a)(b) ..................................        16,035,958
      160,733   Quadra FNX Mining Ltd.(a) ...................................         2,246,838
                                                                                ---------------
                                                                                     21,871,410
                                                                                ---------------
                OIL-FIELD SERVICES -- 3.24%
       22,000   Baker Hughes, Inc.(a)(b) ....................................           839,080
      759,712   Schlumberger Ltd.(a)(b) .....................................        42,657,829
                                                                                ---------------
                                                                                     43,496,909
                                                                                ---------------
                PETROLEUM EXPLORATION & PRODUCTION -- 3.24%
      138,652   Apache Corp.(a)(b) ..........................................        12,414,900
      504,165   Exxon Mobil Corp.(a)(b) .....................................        30,481,816
       99,773   SandRidge Energy, Inc.(a)(b) ................................           642,538
                                                                                ---------------
                                                                                     43,539,254
                                                                                ---------------

                               THE ARBITRAGE FUND
                 Schedule of Securities Sold Short (Continued)
                                  May 31, 2010

   SHARES       COMMON STOCK -- 15.55% (Continued)                                   VALUE
-------------   -------------------------------------------------------------   ---------------
                PIPELINES -- 1.84%
      661,534   Williams Partners LP(a)(b) ..................................   $    24,655,372
                                                                                ---------------
                TELEPHONES & TELECOMMUNICATIONS -- 0.87%
    1,088,835   Windstream Corp.(a)(b) ......................................        11,617,869
                                                                                ---------------
                   TOTAL COMMON STOCK (Proceeds $227,347,201) ...............   $   208,572,201
                                                                                ---------------

    SHARES      EXCHANGE TRADED FUNDS -- 1.61%                                       VALUE
-------------   -------------------------------------------------------------   ---------------
      105,853   Oil Services Holders Trust(b) ...............................   $    10,395,823
      102,280   SPDR S&P 500 ETF Trust(b) ...................................        11,193,523
                                                                                ---------------
                   TOTAL EXCHANGE TRADED FUNDS (Proceeds $22,208,776) .......   $    21,589,346
                                                                                ---------------
                   TOTAL SECURITIES SOLD SHORT -- 17.16% (Proceeds
                      $249,555,977) .........................................   $   230,161,547
                                                                                ===============

Percentages are based on net assets of $1,341,694,791.

(a)  Non-income producing security.

(b)  Underlying security for a written/purchased call/put option.

Cl -- Class
ETF -- Exchange Traded Fund
LP -- Limited Partnership
Ltd. -- Limited
SPDR -- Standard & Poor's Depositary Receipt
S&P -- Standard & Poor's

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                        Schedule of Open Options Written
                                  May 31, 2010

  CONTRACTS     WRITTEN CALL OPTIONS(a) -- 0.49%                                     VALUE
  ---------     -------------------------------------------------------------   ---------------
                Airgas, Inc.,
          325      06/10 at $60 .............................................   $       105,625
        1,969      06/10 at $65 .............................................            98,450
                Alcon, Inc.,
           50      06/10 at $150 ............................................             3,375
          599      06/10 at $140 ............................................           233,610
          499      06/10 at $145 ............................................            91,816
                Allegheny Energy, Inc.,
           75      06/10 at $20 .............................................             5,250
           50      06/10 at $22.5 ...........................................               750
                Apache Corp.,
          100      06/10 at $100 ............................................             4,000
          848      06/10 at $90 .............................................           271,360
        1,148      06/10 at $95 .............................................           140,630
          100      06/10 at $85 .............................................            64,000
                Arena Resources, Inc.,
        3,151      06/10 at $32.5 ...........................................           480,527
        2,556      06/10 at $30 .............................................           843,480
                Baker Hughes, Inc.,
          200      06/10 at $45 .............................................             3,000
          599      06/10 at $43 .............................................            20,965
          450      06/10 at $44 .............................................            10,125
          100      06/10 at $40 .............................................            10,750
          200      06/10 at $41 .............................................            15,000
          299      06/10 at $42 .............................................            14,950
                California Pizza Kitchen, Inc.,
          249      07/10 at $20 .............................................            18,052
          249      07/10 at $22.5 ...........................................             4,980
                Casey's General Stores, Inc.,
        1,247      08/10 at $40 .............................................            77,938
                Celldex Therapeutics, Inc.,
          548      07/10 at $10 .............................................            23,290
          499      08/10 at $10 .............................................            29,940
                CF Industries Holdings, Inc.,
          524      06/10 at $70 .............................................           125,498
          130      06/10 at $75 .............................................            11,245
                Charles River Laboratories International, Inc.,
          808      06/10 at $35 .............................................            34,340
                CKE Restaurants, Inc.,
          435      06/10 at $12.5 ...........................................             2,175
                Coca-Cola Enterprises, Inc.,
        2,225      06/10 at $27.5 ...........................................            22,250
        1,620      08/10 at $30 .............................................            44,550
          599      08/10 at $27.5 ...........................................            55,408

                               THE ARBITRAGE FUND
                  Schedule of Open Options Written (Continued)
                                  May 31, 2010

  CONTRACTS     WRITTEN CALL OPTIONS(a) -- 0.49% (Continued)                         VALUE
  ---------     -------------------------------------------------------------   ---------------
                Consol Energy, Inc.,
          250      06/10 at $37 .............................................   $        38,750
          225      06/10 at $38 .............................................            25,313
           25      06/10 at $39 .............................................             2,000
           75      06/10 at $35 .............................................            20,438
          250      06/10 at $36 .............................................            51,875
           50      06/10 at $34 .............................................            17,000
                Dollar Thrifty Automotive Group, Inc.,
          893      06/10 at $40 .............................................           620,635
        1,682      06/10 at $45 .............................................           437,320
        1,537      06/10 at $50 .............................................            38,425
                Exxon Mobil Corp.,
        1,148      06/10 at $62.5 ...........................................            67,158
          549      06/10 at $65 .............................................             9,058
          649      06/10 at $60 .............................................           108,707
                Fidelity National Information Services, Inc.,
          325      07/10 at $27.5 ...........................................            35,750
                FirstEnergy Corp.,
          399      06/10 at $35 .............................................            34,913
          225      06/10 at $37.5 ...........................................             3,375
          125      07/10 at $35 .............................................            16,875
                Geo Group, Inc.,
          412      06/10 at $22.5 ...........................................             7,210
        3,386      06/10 at $20 .............................................           465,575
          399      06/10 at $17.5 ...........................................           147,630
                Hertz Global Holdings, Inc.,
          445      06/10 at $12.5 ...........................................            14,463
          499      06/10 at $15 .............................................             4,990
          309      06/10 at $17.5 ...........................................             1,545
                inVentiv Health, Inc.,
          141      06/10 at $25 .............................................             2,820
          175      07/10 at $25 .............................................             5,687
                Millipore Corp.,
          499      07/10 at $110 ............................................            17,465
                Mirant Corp.,
        2,982      06/10 at $12.5 ...........................................           134,190
                MSCI, Inc., Cl A,
          494      06/10 at $30 .............................................            45,695
                Newcrest Mining Ltd.,
           50      06/10 at $32.5 ...........................................            37,935
           50      06/10 at $32 .............................................            48,107
                Oil Services Holders Trust,
           50      06/10 at $119.1 ..........................................               650
          298      06/10 at $109.1 ..........................................            23,542

                               THE ARBITRAGE FUND
                  Schedule of Open Options Written (Continued)
                                  May 31, 2010

  CONTRACTS     WRITTEN CALL OPTIONS(a) -- 0.49% (Continued)                         VALUE
  ---------     -------------------------------------------------------------   ---------------
                OSI Pharmaceuticals, Inc.,
          499      07/10 at $62.5 ...........................................   $         2,495
                Psychiatric Solutions, Inc.,
          399      06/10 at $32.5 ...........................................            10,972
                RCN Corp.,
          589      07/10 at $15 .............................................             2,945
                RRI Energy, Inc.,
          897      06/10 at $4 ..............................................            42,607
                SandRidge Energy, Inc.,
        8,589      06/10 at $6 ..............................................           450,923
                Schlumberger Ltd.,
        1,248      06/10 at $62.5 ...........................................            68,640
          300      06/10 at $65 .............................................             7,950
          100      06/10 at $57.5 ...........................................            20,250
          275      06/10 at $60 .............................................            30,800
                Stifel Financial Corp.,
          427      06/10 at $50 .............................................            99,277
          223      06/10 at $55 .............................................             9,477
                Sybase, Inc.,
        3,554      06/10 at $65 .............................................            26,655
          100      09/10 at $65 .............................................             1,750
                Terra Industries, Inc.,
            5      06/10 at $40 .............................................             2,058
                Tyco International Ltd.,
          126      06/10 at $38 .............................................             3,465
          102      06/10 at $35 .............................................            17,595
        1,383      06/10 at $36 .............................................           148,673
        1,937      06/10 at $37 .............................................           116,220
          150      07/10 at $39 .............................................             8,250
          150      07/10 at $41 .............................................             3,000
                Williams Partners LP,
          498      06/10 at $35 .............................................           130,725
           36      07/10 at $35 .............................................            11,628
           36      07/10 at $40 .............................................             2,880
                Windstream Corp.,
          326      06/10 at $10 .............................................            25,754
                WuXi PharmaTech Cayman, Inc. ADR,
          130      06/10 at $17.5 ...........................................             8,775
                                                                                ---------------
                   TOTAL WRITTEN CALL OPTIONS (Premiums Received $8,278,104)    $     6,606,189
                                                                                ---------------

                               THE ARBITRAGE FUND
                  Schedule of Open Options Written (Continued)
                                  May 31, 2010

  CONTRACTS     WRITTEN PUT OPTIONS(a) -- 0.15%                                      VALUE
  ---------     -------------------------------------------------------------   ---------------
                Airgas, Inc.,
          989      06/10 at $65 .............................................   $       311,535
                Baker Hughes, Inc.,
           20      06/10 at $38 .............................................             3,800
                Casey's General Stores, Inc.,
          998      07/10 at $35 .............................................           109,780
                Cedar Fair LP,
          706      06/10 at $10 .............................................             7,060
                Celldex Therapeutics, Inc.,
          647      08/10 at $5 ..............................................            38,820
                Charles River Laboratories International, Inc.,
          499      06/10 at $35 .............................................           101,047
                CKE Restaurants, Inc.,
          435      06/10 at $12.5 ...........................................             9,788
                Coca-Cola Enterprises, Inc.,
          698      06/10 at $27.5 ...........................................           106,445
          599      07/10 at $25 .............................................            38,935
          100      08/10 at $22.5 ...........................................             5,750
                Dollar Thrifty Automotive Group, Inc.,
          893      06/10 at $40 .............................................            24,557
                Exxon Mobil Corp.,
          249      06/10 at $55 .............................................             6,599
                Fidelity National Information Services, Inc.,
          325      07/10 at $27.5 ...........................................            37,375
                Hertz Global Holdings, Inc.,
          844      06/10 at $12.5 ...........................................           120,270
                inVentiv Health, Inc.,
          141      06/10 at $25 .............................................             2,820
          175      07/10 at $25 .............................................             5,687
                Manpower, Inc.,
          400      06/10 at $45 .............................................            67,000
          400      07/10 at $40 .............................................            44,000
                Oil Services Holders Trust,
          100      06/10 at $104.1 ..........................................            77,000
          200      06/10 at $109.1 ..........................................           232,000
          748      06/10 at $89.1 ...........................................           115,566
          400      06/10 at $94.1 ...........................................           109,600
                RCN Corp.,
          587      07/10 at $15 .............................................            32,285
                Schlumberger Ltd.,
          748      06/10 at $55 .............................................           161,942

                               THE ARBITRAGE FUND
                  Schedule of Open Options Written (Continued)
                                  May 31, 2010

  CONTRACTS     WRITTEN PUT OPTIONS(a) -- 0.15% (Continued)                          VALUE
  ---------     -------------------------------------------------------------   ---------------
                SPDR S&P 500 ETF Trust,
          698      06/10 at $100 ............................................   $        62,122
          100      06/10 at $101 ............................................            10,250
          200      06/10 at $103 ............................................            26,800
          157      06/10 at $104 ............................................            24,099
                Stifel Financial Corp.,
          127      06/10 at $50 .............................................            18,415
                Sybase, Inc.,
        3,471      06/10 at $60 .............................................            26,033
                Terra Industries, Inc.,
           36      06/10 at $36 .............................................               180
           61      06/10 at $37 .............................................               305
          260      06/10 at $40 .............................................             2,600
                Windstream Corp.,
          326      06/10 at $10 .............................................             2,282
                                                                                ---------------
                   TOTAL WRITTEN PUT OPTIONS (Premiums Received
                      $1,808,113) ...........................................   $     1,942,747
                                                                                ---------------
                   TOTAL OPEN OPTIONS WRITTEN -- 0.64% (Premiums Received
                      $10,086,217) ..........................................   $     8,548,936
                                                                                ===============

Percentages are based on net assets of $1,341,694,791.

(a)  Non-income producing security.
ADR  -- American Depositary Receipt
Cl   -- Class
ETF  -- Exchange Traded Fund
Ltd. -- Limited
LP   -- Limited Partnership
SPDR -- Standard & Poor's Depositary Receipt
S&P  -- Standard & Poor's

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                        Notes to the Financial Statements
                                  May 31, 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Arbitrage Fund (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund"), a diversified series, which offers two classes of shares. Class R shares and Class I shares commenced operations on September 18, 2000 and October 17, 2003, respectively.

The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage.

The Fund's two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares are subject to an annual distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares, whereas Class I shares are not subject to any distribution fees.

The following is a summary of the Fund's significant accounting policies:

USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - The Fund's portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2010

source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service (see Note 6). As of May 31, 2010, the market value of securities valued in accordance with the fair value procedures was $20,785,559 and represented 1.5% of net assets.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

- Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

- Level 2 -- Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

- Level 3 -- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at May 31, 2010:

                                            LEVEL 1        LEVEL 2     LEVEL 3        TOTAL
                                        --------------   -----------   -------   --------------
ASSETS
Common stock
   Aerospace & Defense                  $   42,357,995   $        --     $--     $   42,357,995
   Beverages                                17,935,915            --      --         17,935,915
   Biotechnology                            70,354,819            --      --         70,354,819
   Broadcasting, Newspapers &
      Advertising                           38,974,356            --      --         38,974,356
   Chemicals                                23,072,608            --      --         23,072,608

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                                  May 31, 2010

                                            LEVEL 1        LEVEL 2     LEVEL 3        TOTAL
                                        --------------   -----------   -------   --------------
ASSETS (CONTINUED)
Common stock (continued)
   Coal                                 $   53,326,599   $    16,939     $--     $   53,343,538
   Commercial Services & Supplies           68,202,279            --      --         68,202,279
   Construction & Engineering                7,702,080            --      --          7,702,080
   Containers & Packaging                   14,234,753            --      --         14,234,753
   Electrical Services                      25,996,014            --      --         25,996,014
   Electronic Measuring Instruments          2,221,131            --      --          2,221,131
   Financial Services                       78,828,642            --      --         78,828,642
   Health Care Technology                   24,602,195            --      --         24,602,195
   Industrial Conglomerates                 11,737,068            --      --         11,737,068
   Insurance                                24,137,056            --      --         24,137,056
   Leisure Equipment & Products              3,030,547            --      --          3,030,547
   Machinery                                 6,007,300            --      --          6,007,300
   Medical Products & Services             101,818,256            --      --        101,818,256
   Metals & Mining                          40,120,292            --      --         40,120,292
   Miscellaneous Business Services           2,546,047            --      --          2,546,047
   Oil-Field Services                       70,710,755            --      --         70,710,755
   Petroleum Exploration & Production      147,414,090    16,602,030      --        164,016,120
   Pipelines                                29,840,338            --      --         29,840,338
   Public Thoroughfares                      2,167,994            --      --          2,167,994
   Real Estate                               1,221,431            --      --          1,221,431
   Real Estate Investment Trust                912,600            --      --            912,600
   Retail                                   12,641,359            --      --         12,641,359
   Retail-Restaurants                       18,926,676            --      --         18,926,676
   Software                                 82,803,089            --      --         82,803,089
   Telephones & Telecommunications          28,851,815     4,111,407      --         32,963,222
   Transportation Services                  21,959,851            --      --         21,959,851
   Water Utilities                           8,285,207            --      --          8,285,207
                                        --------------   -----------     ---     --------------
                                         1,082,941,157    20,730,376      --      1,103,671,533
Exchange Traded Fund                         2,720,810            --      --          2,720,810
Warrants                                         3,142        55,183      --             58,325
Call option contracts                          702,893            --      --            702,893
Put option contracts                         3,871,068            --      --          3,871,068
Time Deposit                               105,619,623            --      --        105,619,623
Unrealized appreciation on forward
   currency exchange contracts                      --    14,105,952      --         14,105,952
Unrealized appreciation on equity
   swap contracts                              182,853            --      --            182,853
                                        --------------   -----------     ---     --------------
TOTAL                                   $1,196,041,546   $34,891,511     $--     $1,230,933,057
                                        ==============   ===========     ===     ==============

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                                  May 31, 2010

                                            LEVEL 1        LEVEL 2     LEVEL 3        TOTAL
                                        --------------   -----------   -------   --------------
LIABILITIES
Common stock                            $ (230,161,547)  $        --     $--     $ (230,161,547)
Written option contracts                    (8,548,936)           --      --         (8,548,936)
Unrealized depreciation on forward
   currency exchange contracts                      --    (3,615,183)     --         (3,615,183)
Unrealized depreciation on equity
   swap contracts                           (2,155,976)           --      --         (2,155,976)
                                        --------------   -----------     ---     --------------
TOTAL                                   $ (240,866,459)  $(3,615,183)    $--     $ (244,481,642)
                                        ==============   ===========     ===     ==============

For the year ended May 31, 2010, there have been no significant changes to the Fund's fair value methodologies.

SHARE VALUATION AND REDEMPTION FEES - The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share, except that, shares of each class are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the year ended May 31, 2010, proceeds from redemption fees were $26,491 in Class R and $18,098 in Class I.

INVESTMENT INCOME - Interest income and interest rebate expense is accrued as earned. Dividend income and expense are recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund.

ALLOCATION BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate shares of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

SHORT POSITIONS - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2010

collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Fund is charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statement of Operations.

WRITTEN OPTION TRANSACTIONS - The Fund may write (sell) covered call options to hedge portfolio investments and to reduce the risks associated with some of its investments. Put options may also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

EQUITY SWAP CONTRACTS - The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk. Additionally, the Fund enters into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities. An equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security. Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian and/or counterparty's broker. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. As of May 31, 2010, the Fund had long equity swap contracts outstanding with net unrealized depreciation of $1,973,123.

FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2010

into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FEDERAL INCOME TAX - It is the Fund's policy to continue to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are charged or credited to undistributed net investment income
(loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

Permanent differences between financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, investments in Passive Foreign Investment Companies, investments in Master Limited Partnerships, reclassification of short sale related dividend expense to capital loss and non-deductible excise tax. These have no effect on the Fund's net assets or net asset value per share.

Accordingly, the following permanent differences have been reclassified to/(from) the following accounts as of May 31, 2010:

 Undistributed    Accumulated
Net Investment   Net Realized     Paid-in
    Income        Gain (Loss)     Capital
--------------   ------------   ----------
 $(1,130,563)    $(4,487,557)   $5,618,120

These reclassifications had no impact on net assets or net asset value per share.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2010

The tax character of dividends and distributions declared during the years ended May 31, 2010 and May 31, 2009 was as follows:

  Year      Ordinary      Long-Term         Total
 Ended       Income     Capital Gains   Distributions
-------   -----------   -------------   -------------
5/31/10   $16,172,344        $--         $16,172,344
5/31/09     8,398,398         --           8,398,398

As of May 31, 2010, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income                                                                $ 44,801,302
Undistributed long-term capital gain                                                               17,482
Net unrealized depreciation                                                                   (68,393,599)
Net unrealized appreciation on translation of assets and liabilities in foreign currencies     10,406,089
Other temporary differences                                                                   (10,437,042)
                                                                                             ------------
Total Accumulated Losses                                                                     $(23,605,768)
                                                                                             ============

The difference between the Federal income tax cost of portfolio investments and the cost reported on the Statement of Assets and Liabilities is due to the tax deferral of losses on wash sales, mark-to-market on open forwards, disallowed losses on tax straddles, gains and losses from Passive Foreign Investment Companies, income from Master Limited Partnerships and gains on the constructive sale of securities.

The following information is computed on a tax basis for each item as of May 31, 2010:

Cost of portfolio investments (including securities sold short and written options)   $1,044,354,245
                                                                                      --------------
Gross unrealized appreciation                                                         $   39,082,615
Gross unrealized depreciation                                                           (105,503,091)
                                                                                      --------------
Net unrealized depreciation                                                           $  (66,420,476)
                                                                                      ==============

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

2. INVESTMENT TRANSACTIONS

During the year ended May 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, U.S. government

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2010

securities, equity swap contracts, purchased and written option contracts and securities sold short, amounted to $4,599,394,092 and $2,634,996,540, respectively.

3. LINE OF CREDIT

The Fund entered into an agreement which enables them to participate in a $25,000,000 unsecured committed revolving line of credit with State Street Bank and Trust Company (the "Custodian"). Borrowings will be made solely to temporarily finance the purchase or sale of securities or to finance the redemption of the shares of an investor of the Fund. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Custodian's overnight federal funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum payable at the end of each calendar quarter, is accrued by the Fund based on its average daily unused portion of the line of credit. Such fees are included in custodian and bank service fees on the Statement of Operations. Prior to September 25, 2009, the line of credit was $10,000,000.

As of May 31, 2010, the Fund did not have outstanding borrowings. For the year ended May 31, 2010, the Fund had average borrowings of $12,985,714 over a period of 21 days at a weighted average interest rate of 1.45%. Interest accrued on the borrowings during the year ended May 31, 2010 was $8,581 and is shown as line of credit interest expense on the Statement of Operations.

4. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by Water Island Capital, LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, as amended and restated on October 1, 2007, the Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million, 1.05% on the next $75 million and 1.00% for amounts over $500 million, based on the Fund's average daily net assets.

Effective October 1, 2009, the Adviser has contractually agreed, at least until August 31, 2015, to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.69% of the Fund's average daily net assets attributable to Class R shares and 1.44% of the Fund's average daily net assets attributable to Class I shares. Prior to October 1, 2009, the Adviser had contractually agreed, at least until August 31, 2012, to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.88% of the Fund's average daily net assets

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2010

attributable to Class R shares and 1.63% of the Fund's average daily net assets attributable to Class I shares.

The Adviser is permitted to recapture fees waived or expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation of each class, provided, however, that the Adviser shall only be entitled to recapture such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to October 1, 2009 under the prior Expense Waiver and Reimbursement Agreement. The Adviser can recapture any expenses or fees it has waived or reimbursed after October 1, 2009 within a three-year period subject to the applicable annual rate of 1.69% for Class R shares and 1.44% for Class I shares. As of May 31, 2010, no expenses or fees were available to be recaptured.

Certain officers of the Trust are also officers of the Adviser. Effective October 1, 2004, the Vice President of the Trust also serves as Chief Compliance Officer ("CCO") of the Trust and of the Adviser. The Fund pays the Adviser 50% of the CCO's salary for providing CCO services.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, SEI Investments Global Funds Services ("SEIGFS") supplies administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services including fund accounting services, SEIGFS receives a monthly fee at an annual rate of 0.10% of the Fund's average daily net assets up to $250 million; 0.095% of such assets on the next $250 million; and 0.08% of such assets in excess of $500 million, subject to a minimum annual fee of $200,000 for the period beginning September 1, 2008 and ending August 31, 2009. The minimum annual fee increased to $225,000 for the period beginning September 1, 2009 and ending August 31, 2011, pursuant to the current Administration Agreement between SEIGFS and the Fund dated May 17, 2005, as amended July 25, 2008. Prior to September 1, 2008, SEIGFS received a monthly fee at an annual rate of 0.10% of the Fund's average daily net assets up to $500 million; and 0.08% of such assets in excess of $500 million, subject to a minimum fee of $150,000 per year. For the year ended May 31, 2010, SEIGFS was paid $651,535 under the administration agreement. Certain officers of the Trust are also officers of SEIGFS. Such officers are paid no fees by the Trust for serving as officers of the Trust.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and DST Systems, Inc. ("DST"), DST maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2010

performs other shareholder service functions. For these services, DST receives from the Fund a monthly complex minimum fee, including two cusips, at an annual rate of $65,000 per year. For each cusip thereafter, an additional fee is applied at a minimum fee of $10,000 per cusip per year.

DISTRIBUTION AGREEMENT

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for Class R shares, which permits Class R to reimburse the Adviser, SEI Investments Distribution Co. (the "Distributor") and others monthly for expenses incurred in the distribution and promotion of Class R shares. Under the Plan, Class R may compensate any broker-dealer with whom the distributor or the Fund, on behalf of Class R shares, has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to Class R shares. During the year ended May 31, 2010, the Fund paid Class R distribution expenses of $1,068,237 pursuant to the Plan.

Under the terms of a Distribution Agreement between the Trust and the Distributor, the Distributor serves as principal underwriter and national distributor for the shares of the Fund. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commissions or sales loads for providing services to the Fund. The Distributor is an affiliate of SEI Investments Global Funds Services.

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the years shown:

                                                     YEAR         YEAR
                                                    ENDED         ENDED
                                                   MAY 31,       MAY 31,
                                                     2010         2009
                                                 -----------   ----------
CLASS R
Shares sold                                       56,490,655   14,891,867
Shares issued in reinvestment of distributions       673,937      425,130
Shares redeemed                                  (14,057,959)  (6,436,124)
                                                 -----------   ----------
Net increase in shares outstanding                43,106,633    8,880,873
Shares outstanding at beginning of year           17,642,862    8,761,989
                                                 -----------   ----------
Shares outstanding at end of year                 60,749,495   17,642,862
                                                 ===========   ==========

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                                  May 31, 2010

                                                     YEAR         YEAR
                                                    ENDED         ENDED
                                                   MAY 31,       MAY 31,
                                                     2010         2009
                                                 -----------   ----------
CLASS I
Shares sold                                       43,139,200    5,669,231
Shares issued in reinvestment of distributions       522,890      246,467
Shares redeemed                                   (6,370,550)  (3,602,609)
                                                 -----------   ----------
Net increase in shares outstanding                37,291,540    2,313,089
Shares outstanding at beginning of year            8,630,935    6,317,846
                                                 -----------   ----------
Shares outstanding at end of year                 45,922,475    8,630,935
                                                 ===========   ==========

6. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

7. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2010

8. SECURITIES LENDING

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. There were no securities on loan as of May 31, 2010.

9. DERIVATIVE CONTRACTS

WRITTEN OPTIONS -- A summary of put and call option contracts written during the year ended May 31, 2010 is as follows:

                                                      OPTION        OPTION
                                                     CONTRACTS     PREMIUMS
                                                     ---------   ------------
Options outstanding at beginning of year               115,749   $  6,347,326
Options written                                      1,062,749    113,706,928
Options canceled in a closing purchase transaction    (109,731)   (11,708,479)
Options exercised                                     (530,745)   (62,232,721)
Options expired                                       (457,559)   (36,026,837)
                                                     ---------   ------------
Options outstanding at end of year                      80,463   $ 10,086,217
                                                     =========   ============

FORWARD CURRENCY EXCHANGE CONTRACTS -- As of May 31, 2010, the Fund had forward currency exchange contracts outstanding as follows:

                                                        UNREALIZED
                      CURRENCY         CURRENCY        APPRECIATION
SETTLEMENT DATE      TO DELIVER        TO RECEIVE     (DEPRECIATION)
---------------   ---------------   ---------------   --------------
06/10/10 ......   AUD 178,040,391   USD 161,004,552   $ 10,272,251
06/10/10 ......   CAD  54,216,316   USD  52,672,980      1,113,195
06/10/10 ......   EUR   8,284,995   USD  10,431,269        214,106
06/10/10 ......   GBP     317,011   USD     477,772         19,440
06/10/10 ......   HKD  55,083,200   USD   7,102,327         26,383
06/10/10 ......   JPY 496,550,000   USD   5,500,842         39,460
06/10/10 ......   MXP   1,170,000   USD      91,429            657
06/10/10 ......   NOK 124,503,000   USD  20,998,769      1,754,056

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                                  May 31, 2010

                                                        UNREALIZED
                      CURRENCY         CURRENCY        APPRECIATION
SETTLEMENT DATE     TO DELIVER        TO RECEIVE      (DEPRECIATION)
---------------   ---------------   ---------------   --------------
06/10/10 ......   USD  32,426,838   AUD  37,670,000   $   (534,716)
06/10/10 ......   USD  34,318,862   CAD  34,952,000     (1,079,465)
06/10/10 ......   USD   1,727,961   EUR   1,291,498       (135,269)
06/10/10 ......   USD     446,753   GBP     298,508        (15,173)
06/10/10 ......   USD   3,768,632   HKD  29,244,000        (11,971)
06/10/10 ......   USD   5,278,419   JPY 496,550,000        182,962
06/10/10 ......   USD      92,416   MXP   1,170,000         (1,644)
06/10/10 ......   USD  16,488,185   NOK  97,913,300     (1,353,503)
                                                      ------------
                                                      $ 10,490,769
                                                      ============

AUD -- Australian Dollar
CAD -- Canadian Dollar
EUR -- Euro
GBP -- British Pound
HKD -- Hong Kong Dollar
JPY -- Japanese Yen
MXP -- Mexican Peso
NOK -- Norwegian Krone
USD -- United States Dollar

FAIR VALUE OF DERIVATIVE INSTRUMENTS -- The fair value of derivative instruments as of May 31, 2010, was as follows:

                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                  --------------------------------------   ----------------------------------------
                                                MAY 31, 2010                             MAY 31, 2010
                                  --------------------------------------   ----------------------------------------
DERIVATIVES NOT ACCOUNTED         STATEMENT OF ASSETS           FAIR       STATEMENT OF ASSETS             FAIR
FOR AS HEDGING INSTRUMENTS        AND LIABILITIES LOCATION      VALUE      AND LIABILITIES LOCATION       VALUE
-------------------------------   ------------------------   -----------   ------------------------   -------------
Forward currency contracts        Unrealized appreciation                  Unrealized depreciation
                                  on forward currency                      on forward currency
                                  exchange contracts         $14,105,952   exchange contracts         $ (3,615,183)
Equity swap contracts             Unrealized appreciation                  Unrealized depreciation
                                  on equity swap contracts       182,853   on equity swap contracts     (2,155,976)
Equity option contracts           Investments,                             Written options,
                                  at value                     4,573,961   at value                    (8,548,936)
                                                             -----------                              ------------
TOTAL DERIVATIVES NOT ACCOUNTED
   FOR AS HEDGING INSTRUMENTS                                $18,862,766                              $(14,320,095)
                                                             ===========                              ============

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2010

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2010, was as follows:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME:

                                              FORWARD
DERIVATIVES NOT                               CURRENCY       EQUITY
ACCOUNTED FOR AS               OPTION         EXCHANGE        SWAP
HEDGING INSTRUMENTS           CONTRACTS      CONTRACTS       CONTRACTS        TOTAL
--------------------------   -----------   -------------   ------------   -------------
Forward exchange contracts   $        --   $(11,747,665)   $        --    $(11,747,665)
Equity contracts              25,909,052             --     (4,822,466)     21,086,586
                             -----------   ------------    -----------    ------------
Total                        $25,909,052   $(11,747,665)   $(4,822,466)   $  9,338,921
                             ===========   ============    ===========    ============

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
INCOME:

                                              FORWARD
DERIVATIVES NOT                               CURRENCY       EQUITY
ACCOUNTED FOR AS               OPTION         EXCHANGE        SWAP
HEDGING INSTRUMENTS           CONTRACTS      CONTRACTS      CONTRACTS         TOTAL
--------------------------   -----------   -------------   ------------   -------------
Forward exchange contracts   $       --    $ 16,234,855    $        --    $ 16,234,855
Equity contracts               (568,882)             --     (1,854,186)     (2,423,068)
                             ----------    ------------    -----------    ------------
Total                        $ (568,882)   $ 16,234,855    $(1,854,186)   $ 13,811,787
                             ==========    ============    ===========    ============

10. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

11. SUBSEQUENT EVENT

Effective July 19, 2010, the Fund was closed to new shareholders.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of May 31, 2010.

                               THE ARBITRAGE FUND
             Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE ARBITRAGE FUND

We have audited the accompanying statement of assets and liabilities of The Arbitrage Fund (the "Fund"), including the portfolios of investments as of May 31, 2010, and the related statement of operations and statement of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Arbitrage Fund as of May 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
JULY 27, 2010

                               THE ARBITRAGE FUND
                     Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution (12b-1) expenses, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

     You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                               THE ARBITRAGE FUND
              Disclosure of Fund Expenses (Unaudited) (Continued)

                                     BEGINNING           ENDING      ANNUALIZED
                                   ACCOUNT VALUE     ACCOUNT VALUE     EXPENSE     EXPENSES PAID
                                  DECEMBER 1, 2009    MAY 31, 2010     RATIOS+    DURING PERIOD*
                                  ----------------   -------------   -----------  --------------
THE ARBITRAGE FUND - CLASS R
Based on Actual Fund Return          $1,000.00         $  993.30        1.58%         $7.85
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,017.05        1.58%         $7.95
THE ARBITRAGE FUND - CLASS I
Based on Actual Fund Return          $1,000.00         $  994.20        1.33%         $6.61
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,018.30        1.33%         $6.69

+ The annualized expense ratios exclude dividend expense, interest rebate expense and line of credit expense incurred during the six-month period.

* Expenses are equal to the annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


                                     BEGINNING          ENDING       ANNUALIZED
                                   ACCOUNT VALUE     ACCOUNT VALUE     EXPENSE     EXPENSES PAID
                                  DECEMBER 1, 2009    MAY 31, 2010     RATIOS+    DURING PERIOD*
                                  ----------------   -------------   -----------  --------------
THE ARBITRAGE FUND - CLASS R
Based on Actual Fund Return          $1,000.00         $  993.30        2.48%         $12.32
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,012.57        2.48%         $12.44
THE ARBITRAGE FUND - CLASS I
Based on Actual Fund Return          $1,000.00         $  994.20        2.23%         $11.09
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,013.81        2.23%         $11.20

+ The annualized expense ratios include dividend expense, interest rebate expense and line of credit expense incurred during the six-month period.

* Expenses are equal to the annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                               THE ARBITRAGE FUND
                          Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               THE ARBITRAGE FUND
               Trustees' Renewal of Advisory Agreement (Unaudited)

On April 20, 2010, the Board of Trustees (the "Board") of The Arbitrage Fund (the "Fund"), including a majority of its independent Trustees, approved the continuation of the Fund's investment advisory agreement with Water island Capital, LLC, the Fund's investment adviser (hereafter referred to as the "Adviser"). The Board determined that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders.

The Board based its decision upon its most recent review of the Adviser's investment personnel, portfolio management process, and performance. The Board discussed the factors below, among others. However, no single factor determined whether the Board approved the continuation of the investment advisory agreement. Rather, it was the totality of the factors that led to the decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the experience of the personnel managing the Fund's assets as well as the quality of the Fund's investment management over both short- and long-term periods. The Board concluded the Adviser has provided high quality consistent service to the Fund and its shareholders.

COST

The Board considered the Fund's overall expense ratio, comparing it to other similarly managed mutual funds. In its consideration of the Fund's overall expense ratio, the Board also considered the Adviser's long term commitment to cap operating expenses reflected first in its decision to waive a portion of its advisory fee, and then in its decision to permanently lower its advisory fee. The Board during its review of costs considered the Fund's advisory fee, comparing the fee to other funds offering similar investment strategies.

The Board recognized that the Fund's overall expense ratio is competitive with comparably managed funds and concluded that shareholders are receiving a quality investment option for a reasonable price. The Board also concluded that, although the advisory fees payable to the Adviser are somewhat higher than the average of fees for other comparably managed funds, the fees are reasonable given the quality of services provided by the Adviser and the complexity of investment strategies implemented by the Adviser.

PROFITABILITY OF ADVISER

The Board considered the Adviser's profitability with regards to its management of the Fund, concluding that the Adviser's profitability was not excessive and therefore was a secondary factor in connection with the evaluation of advisory fees paid by the Fund.

The Board considered the Fund's short- and long-term performance, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The Board concluded that the Fund's performance warranted continuation of the investment advisory agreement.

                               THE ARBITRAGE FUND
         Trustees' Renewal of Advisory Agreement (Unaudited) (Continued)

ECONOMIES OF SCALE AND ANCILLARY BENEFITS

The Board concluded that the breakpoints incorporated in the investment advisory agreement reflect economies of scale realized as the Fund grows.

The Board also considered the "ancillary benefits" to the Adviser, viewing these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund. The Board did consider the level of soft dollar activity, concluding that research derived from these trades was useful to the Fund and its shareholders.

                               THE ARBITRAGE FUND
                   Board of Trustees and Officers (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

TRUSTEE/                                                       POSITION HELD                  LENGTH OF
EXECUTIVE OFFICER      ADDRESS                           AGE   WITH THE TRUST                 TIME SERVED
--------------------   -------------------------------   ---   ----------------------------   -------------------
*John S. Orrico, CFA   41 Madison Avenue, 28th Floor     50    President, Secretary,          Since May 2000
                       New York, NY 10010                      Treasurer and Trustee
*Joel C. Ackerman      295 Central Park West             65    Trustee                        Since May 2000
                       New York, NY 10024
John C. Alvarado       Power Capital Partners LLC        50    Trustee                        Since December 2003
                       1401B Maryland Street
                       Houston, TX 77006

Burtt R. Ehrlich       One Landmark Square, 22nd Floor   71    Trustee                        Since March 2005
                       Stanford, CT 06901
Jay N. Goldberg        Hudson Venture Partners           69    Trustee                        Since May 2000
                       535 Fifth Avenue, 14th Floor
                       New York, NY 10017

Matthew Hemberger      41 Madison Avenue, 28th Floor     51    Vice President,                Since May 2000
                       New York, NY 10010                      Chief Compliance
                                                               Officer and
                                                               Anti-Money Laundering
                                                               Compliance Officer

Eric Kleinschmidt      One Freedom Valley Drive          42    Chief Financial                Since July 2005
                       Oaks, PA 19456                          Officer
Carolyn Mead           One Freedom Valley Drive          53    Assistant Vice President and   Since November 2008
                       Oaks, PA 19456                          Assistant Secretary
Bernadette Sparling    One Freedom Valley Drive          33    Assistant Vice President and   Since November 2008
                       Oaks, PA 19456                          Assistant Secretary
Joseph M. Gallo        One Freedom Valley Drive          37    Assistant Vice President and   Since October 2007
                       Oaks, PA 19456                          Assistant Secretary

* Messrs. Orrico and Ackerman are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

                               THE ARBITRAGE FUND
             Board of Trustees and Officers (Unaudited) (Continued)

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John S. Orrico is General Partner of the Adviser. Prior to January 2000, he was Portfolio Manager to private trusts and entities at Lindemann Capital Partners, L.P. and Gruss and Co. (financial management firms).

Joel C. Ackerman is currently working for G-2 Trading, LLC since 2007. During 2003, he was a Partner with Crossroads Investments LP and a Partner with LRL Capital (hedge fund). Prior to September 2002, he was a Partner of Ardsley Partners (hedge fund).

John C. Alvarado is a Managing Member of Power Capital Partners, LLC which is a financial advisory and consulting firm, that he founded in 2000. From 1995 to 2000, he was senior Vice President, Co-Founder and Partner of Stratum Group LP, which is a private equity investment firm.

Burtt R. Ehrlich has served as director of Armor Holdings, Inc. since January 1996, director of Clarus Corp. since June 2002, and as a member of the Board of Directors of Langer, Inc. since February 2001. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

Jay N. Goldberg is General Partner of Hudson Ventures (a venture capital company).

Matthew Hemberger is Chief Compliance Officer of the Adviser, Chief Compliance Officer to the Trust, and Anti-Money Laundering Compliance Officer to the Trust. Prior to March 2001, he was an Analyst, Assistant Portfolio Manager, and CFO at Lindemann Capital Partners, L.P.

Eric Kleinschmidt is Chief Financial Officer to the Trust. He has been employed by SEI Investments since 1995 and is Director of SEI Investments Fund Accounting since 2004, after serving as Manager from 1999 to 2004.

                               THE ARBITRAGE FUND
             Board of Trustees and Officers (Unaudited) (Continued)

Joseph M. Gallo is Assistant Vice President and Assistant Secretary to the Trust. He is also Corporate Counsel to the Administrator. Prior to joining SEI, he was Associate Counsel of ICMA Retirement Corporation from 2004 to 2007. From 2002 to 2004, he was a Federal Investigator for the U.S. Department of Labor.

Carolyn Mead is Assistant Vice President and Assistant Secretary to the Trust. She is also Corporate Counsel to the Administrator. Prior to joining SEI, Carolyn served as Associate Counsel at Stradley, Ronon, Stevens & Young. Carolyn also was Associate Counsel at ING Variable Annuities from 1999 to 2002. From 1994 to 1999, she was a Senior Compliance Administrator at PFPC, Inc.

Bernadette Sparling is Assistant Vice President and Assistant Secretary to the Trust. She is also Corporate Counsel to the Administrator and Team Leader of the unit that supports Investment Management Services Department of SEI. Prior to joining SEI, Bernadette was Associate Counsel at Blank Rome LLP from 2001 to 2005.

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

                               THE ARBITRAGE FUND
                       Notice to Shareholders (Unaudited)

For shareholders that do not have a May 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended May 31, 2010, the Fund is designating the following items with regard to distributions paid during the year.

   LONG TERM        ORDINARY                                     QUALIFYING   QUALIFYING     QUALIFYING
  CAPITAL GAIN       INCOME          TOTAL        QUALIFYING      DIVIDEND     INTEREST      SHORT-TERM
 DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DIVIDENDS (1)   INCOME (2)   INCOME (3)   CAPITAL GAIN(4)
--------------   -------------   -------------   -------------   ----------   ----------   ---------------
   0.00%            100.00%         100.00%          2.79%          2.04%        0.00%         100.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND ARE REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS" (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS" (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE AFOREMENTIONED FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2010. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR FORM 1099-DIV.

                                     NOTES

                                     NOTES

                           (THE ARBITRAGE FUND LOGO)

                                  800-295-4485
                               www.thearbfund.com

ADVISER          WATER ISLAND CAPITAL, LLC
                 41 Madison Avenue
                 28th Floor
                 New York, NY 10010

DISTRIBUTOR      SEI INVESTMENTS DISTRIBUTION CO.
                 One Freedom Valley Drive
                 Oaks, PA 19456

TRANSFER AGENT   DST SYSTEMS, INC.
                 P.O. Box 219842
                 Kansas City, MO 64121-9842

CUSTODIAN        STATE STREET BANK AND TRUST COMPANY
                 225 Liberty Street
                 New York, NY 10281

ARB(7/10)

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers. The Registrant has not made any amendments to its code of ethics during the covered period. The Registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is John C. Alvarado, who is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Tait, Weller & Baker LLP related to the Trust

Tait, Weller & Baker LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


                                            2010                                                  2009
                    ---------------------------------------------------   ---------------------------------------------------
                                        All fees and     All other fees                       All fees and     All other fees
                                        services to     and services to                       services to     and services to
                      All fees and        service           service         All fees and        service           service
                    services to the   affiliates that   affiliates that   services to the   affiliates that   affiliates that
                    Trust that were         were        did not require   Trust that were         were        did not require
                      pre-approved      pre-approved      pre-approval      pre-approved      pre-approved      pre-approval
                    ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
(a) Audit               $22,500              $0                $0             $21,500              $0                $0
    Fees(1)
(b) Audit-Related       $     0              $0                $0             $     0              $0                $0
    Fees
(c) Tax Fees            $     0              $0                $0             $     0              $0                $0
(d) All                 $     0              $0                $0             $     0              $0                $0
    Other
    Fees

Notes:

   (1) Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Registrant's full audit committee is responsible for any required pre-approval of audit or non-audit services, and pre-approves audit or non-audit services pursuant to policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2010   2009
                     ----   ----
Audit-Related Fees   0.00%  0.00%
Tax Fees             0.00%  0.00%
All Other Fees       0.00%  0.00%

(f)    Not applicable.

(g) The aggregate non-audit fees and services billed by Tait, Weller & Baker LLP for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Arbitrage Funds


By (Signature and Title)*               /s/ John S. Orrico
                                        ----------------------------------------
                                        John S. Orrico
                                        President and Treasurer

Date: August 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ John S. Orrico
                                        ----------------------------------------
                                        John S. Orrico
                                        President and Treasurer

Date: August 9, 2010


By (Signature and Title)*               /s/ Eric Kleinschmidt
                                        ----------------------------------------
                                        Eric Kleinschmidt
                                        Chief Financial Officer

Date: August 9, 2010

* Print the name and title of each signing officer under his or her signature.